Other Assets	12 Months Ended
Dec. 31, 2019
Other Assets [Abstract]
OTHER ASSETS
14.	OTHER ASSETS

In June 2016, the Board approved the purchase of the data repository of DNA samples from SharDNA (an Italian entity in liquidation) for EUR 258k, approximately £217k and $268k.

Management recognizes that the transaction is not the purchase of a business but the purchase of key assets owned by SharDNA. These assets are owned by Tiziana Life Sciences PLC.

The validity to the sale of the assets has been confirmed by the Italian judicial system. The Company is still unable to utilise these assets until the resolution of the outstanding data protection legal action. For this reason, the investment has been recognised as a non-current asset until such a time that the Company is able to use this asset.

The Company has not recognised a contingent liability in respect of the legal action as the outcome is uncertain and cannot be considered as probable to occur.